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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 1999


                             RailWorks Corporation
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             (Exact name of registrant as specified in its charter)

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
        Delaware                      0-24639                        58-2382378
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(State of incorporation)      (Commission File Number)    (IRS Employer Identification No.)

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              1104 Kenilworth Drive
                    Suite 301
               Baltimore, Maryland                            21204
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    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (410) 512-0500


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         (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On October 22, 1999, RailWorks Corporation (the "Company"), a Delaware corporation, consummated the acquisition of all of the outstanding capital stock of W.T. Byler, Inc., a Texas corporation ("Byler") (the "Acquisition"). The Acquisition was consummated on October 22, 1999 pursuant to a Stock Purchase Agreement dated as of October 1, 1999 by and between the Company, W.T. Byler, Inc. and William Troy Byler, the sole shareholder of Byler (the "Shareholder"). The Acquisition was accounted for under the purchase method of accounting.

        The purchase price paid (or to be paid, as the case may be) by the Company for all of the outstanding capital stock of Byler consisted of (i) $20,400,000 in cash, (ii) a promissory note executed by RailWorks in favor of the Shareholder in the original principal amount of $3,000,000 and (iii) 300,000 shares of RailWorks common stock. The Company may also be required to make up to four additional payments in connection with the acquisition for periods through December 31, 2003. Such payments will be calculated pursuant to a formula based on Byler's future operating performance. The purchase price for the Acquisition also may be reduced post-closing under certain circumstances. Any such reduction is not expected to be material. The purchase price was determined through arm's length negotiations among representatives of the Company and the Shareholder. The Acquisition was financed with borrowings under the Company's existing credit facility.

        Neither the Company nor any of its affiliates had, nor to the knowledge of the Company, did any director or executive officer of the Company or any associate of any such director or executive officer have, any material relationship with Byler or the Shareholder prior to the Acquisition.

        Byler, which is based in Houston, Texas, is a general contractor providing rail and heavy construction services throughout Texas and surrounding states. These services include railroad construction and maintenance, grading, excavation, soil stabilization, concrete paving, asphalt paving and underground utilities construction. The Company intends to use the assets acquired for the same purpose as such assets were used prior to the Acquisition.

        The Company intends to file an amendment to this Form 8-K within 60 days to provide the financial statements and pro forma information required by
Item 7.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  To be filed by Amendment.

         (b)      Pro Forma Financial Information.

                  To be filed by Amendment.

         (c)      Exhibits.

                  2.1 Stock Purchase Agreement by and between RailWorks Corporation, W.T. Byler and William Troy Byler dated as of October 1, 1999. The Exhibits and Schedules, which are referenced in the table of contents and elsewhere in the Stock Purchase Agreement, have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

                  99.1 Text of Press Release of RailWorks Corporation, dated August 23, 1999.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 5, 1999                  RAILWORKS CORPORATION



                                        By: /s/ Michael R. Azarela
                                            -----------------------------------
                                            Michael R. Azarela
                                            Executive Vice President and Chief
                                            Financial Officer





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                                 EXHIBIT INDEX



 Exhibit                                                         Sequentially
   No.                   Exhibit                                 Numbered Page
 -------                 -------                                 -------------

  2.1         Stock Purchase Agreement by and
              between RailWorks Corporation, W.T.
              Byler and William Troy Byler dated as
              of October 1, 1999

  99.1 Text of Press Release of RailWorks Corporation, dated August 23, 1999.





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